UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 12, 2005
(Date of Earliest Event Reported)
CAPSTEAD MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland (State of Incorporation)	1-8896 (Commission File No.)	75-2027937 I.R.S. Employer Identification No.)

8401 North Central Expressway
Suite 800
Dallas, Texas	75225

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 874-2323
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12).
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Placement Agreement
Press Release

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On December 12, 2005, Capstead Mortgage Corporation (“Capstead”) announced that it had entered into an agreement to privately place $40,000,000 of trust preferred securities (the “Securities”) through a newly-formed statutory trust, Capstead Mortgage Trust II, (the “Trust”). The private placement is expected to close December 15, 2005 pursuant to a placement agreement dated December 6, 2005 by and among Capstead, the Trust, FTN Financial Capital Markets and Keffe, Bruyette & Woods, Inc. (the “Placement Agreement”). The Securities will require quarterly distributions and will bear an interest rate of 8.36% through December 14, 2015. Beginning December 15, 2015, the securities will bear interest at the prevailing three-month LIBOR rate plus 3.30% and will mature in December 2035. The securities are redeemable, in whole or in part, without penalty, at the option of Capstead any time on or after December 15, 2015. Capstead intends to use the proceeds of this private placement for general corporate purposes.
A Copy of the Placement Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Forward Looking Statements
This document contains “forward-looking statements” (within the meaning of the Private Securities Litigation Reform Act of 1995) that inherently involve risks and uncertainties. Capstead’s actual results and liquidity can differ materially from those anticipated in these forward-looking statements because of changes in the level and composition of the Company’s investments and unforeseen factors. As discussed in the Company’s filings with the Securities and Exchange Commission, these factors may include, but are not limited to, changes in general economic conditions, the availability of suitable qualifying investments from both an investment return and regulatory perspective, the availability of new equity capital, fluctuations in, and market expectations for fluctuations in, interest rates and levels of mortgage prepayments, deterioration in credit quality and ratings, the effectiveness of risk management strategies, the impact of leverage, liquidity of secondary markets and credit markets, increases in costs and other general competitive factors. In addition to the above considerations, actual results and liquidity related to direct investments in commercial real estate and investments in loans secured by commercial real estate are affected by lessee performance under lease agreements, changes in general as well as local economic conditions and real estate markets, increases in competition and inflationary pressures, changes in the tax and regulatory environment including zoning and environmental laws, uninsured losses or losses in excess of insurance limits and the availability of adequate insurance coverage at reasonable costs, among other factors.
ITEM 7.01. REGULATION FD DISCLOSURE
On December 12, 2005, the Company issued a press release announcing this agreement to privately place these Trust Preferred Securities. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits. Exhibit 10.1 is being filed and Exhibit 99.1 is being furnished herewith this Current Report on Form 8-K.

Exhibit
No.	Description

10.1	Placement Agreement dated December 6, 2005, by and among the Registrant, the Trust, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.

99.1	Press Release dated December 12, 2005 of the Registrant.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTEAD MORTGAGE CORPORATION
December 12, 2005	By:	/s/ Phillip A. Reinsch
Phillip A. Reinsch
Chief Financial Officer and Senior Vice President

EXHIBIT INDEX

Exhibit
No.	Description

10.1	Placement Agreement dated December 6, 2005, by and among the Registrant, the Trust, FTN Financial Capital Markets and Keefe, Bruyette & Woods, Inc.

99.1	Press Release dated December 12, 2005 of the Registrant.